Exhibit 25

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|


                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)


New York                                                 13-5160382
 (State of incorporation                               (I.R.S. employer
if not a U.S. national bank)                          identification no.)

48 Wall Street, New York, N.Y.                           10286
 (Address of principal executive offices)               (Zip code)


                       SAVANNAH ELECTRIC AND POWER COMPANY
               (Exact name of obligor as specified in its charter)


Georgia                                             58-0418070
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)

600 Bay Street, East
Savannah, Georgia                                   31401
 (Address of principal executive offices)           (Zip code)

                             ----------------------

                              First Mortgage Bonds
                       (Title of the indenture securities)
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1.   General information.  Furnish the following information as to the Trustee:

              (a) Name and address of each examining or supervising authority to which it is subject.

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Name                                                  Address
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Superintendent of Banks of the State of     2 Rector Street, New York,
New York                                    N.Y.  10006, and Albany, N.Y.
                                            12203

Federal Reserve Bank of New York            33 Liberty Plaza, New York,
                                            N.Y.  10045

Federal Deposit Insurance Corporation       Washington, D.C.  20429

New York Clearing House Association         New York, N.Y.

              (b)  Whether it is authorized to exercise corporate trust powers.

              Yes.

2.   Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

              None.  (See Note on page 3.)

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)



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     4.  A copy of the existing By-laws of the Trustee.  (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.


                                      NOTE


         Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

         Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.


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                                    SIGNATURE



              Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 24th day of May, 1996.


                                    THE BANK OF NEW YORK



                             By:  /S/ ROBERT F. MCINTYRE
                             Name:  ROBERT F. MCINTYRE
                             Title:  VICE PRESIDENT


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                                    Exhibit 7

                       Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                     of 48 Wall Street, New York, N.Y. 10286

         And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business December 31, 1995, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.
                                                                Dollar Amounts
ASSETS                                                           in Thousands

Cash and balances due from
    depository institutions:
    Noninterest-bearing balances and
    currency and coin .......................                      $4,500,312
    Interest-bearing balances ...............                         643,938
Securities:
    Held-to-maturity securities .............                         806,221
    Available-for-sale securities ...........                       2,036,768
Federal funds sold and securities
    purchased under agreements to resell.....
    in domestic offices of the bank:
    Federal funds sold ......................                       4,166,720
    Securities purchased under
    agreements to resell.....................                          50,413
      Loans and lease financing receivables:
    Loans and leases, net of unearned
          income ............................27,068,535
        LESS: Allowance for loan and
          lease losses .........................520,024
        LESS: Allocated transfer risk
          reserve:................................1,000
        Loans and leases, net of unearned
          income and allowance and reserve...                      26,547,511
Assets held in trading accounts .............                         758,462
Premises and fixed assets (including
    capitalized leases) .....................                         615,330
          Other real estate owned ...........                          63,769
          Investments in unconsolidated
            subsidiaries and associated
            companies .........................                       223,174
          Customers' liability to this bank on
            acceptances outstanding .........                         900,795
          Intangible assets .................                         212,220
          Other assets ......................                       1,186,274
                                                                    ---------
          Total assets ......................                     $42,711,907
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LIABILITIES
Deposits:
    In domestic offices .....................                     $21,248,127
    Noninterest-bearing .....................9,172,079
    Interest-bearing ........................ 12,076,048
    In foreign offices, Edge and
    Agreement subsidiaries, and IBFs ........                       9,535,088
    Noninterest-bearing .....................     64,417
    Interest-bearing ........................   9,470,671
Federal funds purchased and securities
    sold under agreements to repurchase
    in domestic offices of the bank and
    its Edge and Agreement subsid-
    iaries, and in IBFs:
    Federal funds purchased .................                       2,095,668
    Securities sold under agreements
       to repurchase ........................                          69,212
Demand notes issued to the U.S.
    Treasury ................................                         107,340
Trading liabilities .........................                         615,718
Other borrowed money:
    With original maturity of one year or less ...                  1,638,744
    With original maturity of more than
       one year .............................                         120,863
Bank's liability on acceptances
       executed and outstanding .............                         909,527
Subordinated notes and debentures ...........                       1,047,860
Other liabilities ...........................                       1,836,573
                                                                    ---------
Total liabilities ...........................                      39,224,720
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EQUITY CAPITAL
Common stock ................................                         942,284
Surplus .....................................                         525,666
Undivided profits and capital
    reserves ................................                       1,995,316
Net unrealized holding gains (losses)
    on available-for-sale securities ........                          29,668
Cumulative foreign currency
    translation adjustments .................                     (    5,747)
                                                                  -----------
Total equity capital ........................                       3,487,187
                                                                    ---------
Total liabilities and equity capital ........                     $42,711,907
                                                                  -----------



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         I, Robert E. Keilman, Senior Vice President and Comptroller of the
above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                       Robert E. Keilman

         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


    J. Carter Bacot
    Thomas A. Renyi           Directors
    Samuel F. Chevalier